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                         SIXTH SUPPLEMENTARY AGREEMENT

                                    TO THE

                            TASMAN 2 CABLE SYSTEM

            CONSTRUCTION AND MAINTENANCE AGREEMENT REVISION NO 1

















Certified as a true and accurate copy
of the Sixth Supplementary Agreement
to the TASMAN 2 Cable System
Construction and Maintenance Agreement
Revision No 1 effective 3 December 1996


                                                             J. Pratts
                                                             for Telstra

                                                             30 December 1996

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                     SIXTH SUPPLEMENTARY AGREEMENT TO THE
                    TASMAN 2 CABLE SYSTEM CONSTRUCTION AND
                      MAINTENANCE AGREEMENT REVISION NO 1


THIS SIXTH SUPPLEMENTARY AGREEMENT is made and entered into this 3rd day of December 1996 in Fukuoka, Japan between and among the Parties identified in Schedule A attached hereto.

                                  WITNESSETH

WHEREAS, the TASMAN 2 Cable System Construction and Maintenance Agreement Revision No 1 was entered into, effective 5 December 19990, as amended by the First Supplementary Agreement dated 14 February 1992, the Second Supplementary Agreement dated 6 October 1992, the Third Supplementary Agreement dated 20 October 1993, the Fourth Supplementary Agreement dated 31 October 1995 and the Fifth Supplementary Agreement dated 25 July 1996 (hereinafter referred to as the "TASMAN 2 C&MA Revision No 1") to provide, construct, maintain and operate the TASMAN 2 Cable System.

WHEREAS, Schedules B, C and D of the TASMAN 2 C&MA Revision No 1 were further revised effective 1 September 1996.

WHEREAS, the TASMAN 2 C&MA Revision No 1 provides for the admission of additional Parties by Supplementary Agreements and authorises the Initial Parties (TELSTRA and TNZL) to act jointly as representatives and agents of all Parties to the TASMAN 2 C&MA Revision No 1 to execute such Supplementary Agreements.

WHEREAS, the Party identified in paragraph 1 of Annex l (hereinafter called the "Additional Party") wishes to accede and become a Party to the TASMAN 2 C&MA Revision No 1.

WHEREAS, in accordance with the TASMAN 2 C&MA Revision No 1, the Management Committee has agreed to admit the Additional Party as a Party to the TASMAN 2 C&MA Revision No 1 and expand the National Capacity commensurate with the requirements of the Additional Party and other Parties to the TASMAN 2 C&MA Revision No 1.

WHEREAS, the TASMAN 2 C&MA Revision No 1 provides for the replacement of Schedules A, B, C and D thereto to reflect the admission of additional Parties, expansion of National Capacity and transfers of capacity.

WHEREAS, the Management Committee has agreed that TELSTRA shall act as Financial Coordinator with respect to the admission of additional Parties to the TASMAN 2 C&MA Revision No 1 and expansion of National Capacity.


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                                       2

NOW THEREFORE, the Parties in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:

1.   The Additional Party hereby:

     1.1 agrees to accept and abide by the terms and conditions of the TASMAN 2 C&MA Revision No 1, as duly amended from time to time, which is incorporated herein by reference and made a part hereof;

     1.2 agrees to assume responsibility to pay its proportionate share of costs incurred under the TASMAN 2 C&MA Revision No 1 prior to its becoming a Party thereto; and

     1.3 agrees to accept and abide by all decisions taken in relation to the TASMAN 2 Cable System by the Parties, or any of them, to the TASMAN 2 C&MA Revision No 1 prior to its becoming a Party thereto.

2. The Additional Party is hereby admitted to the TASMAN 2 C&MA Revision No 1 with effect from the effective date of this Sixth Supplementary Agreement.

3. Schedules A, B, C and D attached hereto shall replace the corresponding Schedules in the TASMAN 2 C&MA Revision No 1.

4. TELSTRA, as the Financial Coordinator, shall bill the Additional Party for its respective proportional share of the costs of the TASMAN 2 Cable System incurred to the effective date of this Sixth Supplementary Agreement and make financial adjustments necessary to the other Parties' contributions to such costs pursuant to the expansion of National Capacity. These and subsequent bills and financial adjustments shall be calculated, rendered and paid in accordance with the TASMAN 2 C&MA Revision No 1 and any applicable terms and conditions determined by the Management Committee.

5. Except as provided in this Sixth Supplementary Agreement, all other terms and conditions of the TASMAN 2 C&MA Revision No 1 remain unchanged and in full force and effect.

6. Notwithstanding the date above written, this Sixth Supplementary Agreement shall be effective as of 3 December 1996.

IN WITNESS WHEREOF the Additional Party and the Initial Parties (in their own right and as joint representatives and agents of the Parties to the TASMAN 2 C&MA Revision No 1) have severally subscribed these presents or caused them to be subscribed in their names and behalf by their respective officers thereunto duly authorised.


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                              3


TELECOM NEW ZEALAND LIMITED



By /s/ [ILLEGIBLE]
   ----------------------------



TELSTRA CORPORATION LIMITED ACN 01 775 556



By /s/ James A. Nelson
   -----------------------------



WORLDxCHANGE (NEW ZEALAND) LIMITED
     -



By /s/ [ILLEGIBLE]
   ------------------------------









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                                                                   ANNEX 1

1. ADDITIONAL PARTY

   WORLDxCHANGE (New Zealand) Limited (Company No AK/687419), a company duly incorporated under the laws of New Zealand and having its registered office at Level 6, Tower II, Shortland Centre, 55 Shortland Street, Auckland City (herein called "WxC NZ" which expression shall include its successors).



2. INITIAL PARTIES

   Telecom New Zealand Limited, a duly incorporated company under the Companies Act 1955 (New Zealand) having its registered office at 68-86 Jervois Quay, Wellington 1 (herein called "TNZL" which expression shall include its successors).

   Telstra Corporation Limited ACN 051 775 556, a company incorporated under the laws of Australia and having an office at 231 Elizabeth Street, Sydney, New South Wales (herein called "TELSTRA" which expression shall include its successors).



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                        LIST OF OMITTED SCHEDULES

          The following Schedules to the Sixth Supplementary Agreement to the Tasman 2 Cable System Construction and Maintenance Agreement Revision No. 1 have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

          Schedule A- Parties to this Agreement

          Schedule B- Voting Interests in the Cable System

          Schedule C- Ownership Interests and Allocation of Capital Operating
                      and Maintenance Costs of Segment B and Proportions of Capital Operating and Maintenance Costs for Use of Segments A and C

          Schedule D- Assignment of Capacity in Segment B in Half Interests
                      in MAUOs


          The following Revised Schedules, effective December 3, 1996, to the Sixth Supplementary Agreement to the Tasman 2 Cable System Construction and Maintenance Agreement Revision No. 1 have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

          Schedule B- Voting Interests in the Cable System

          Schedule C- Ownership Interests and Allocation of Capital Operating
                      and Maintenance Costs of Segment B and Proportions of Capital Operating and Maintenance Costs for Use of Segments A and C

          Schedule D- Assignment of Capacity in Segment B in Half Interests in
                      MAUOs